Prospectus Supplement                                            213166  3/04

dated March 30, 2004 to the prospectuses of all open-end Putnam funds that currently have 2% redemption fee disclosure:
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In the case of defined contribution plans administered by Putnam, the 2%
redemption fee described under "Fees and Expenses," "How do I sell fund shares?" and "How do I exchange fund shares?" in the prospectus will be assessed on exchanges of shares purchased by exchange on or after May 3, 2004 that are held in a plan participant's account for 5 days or less.